UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 26, 2003

Date of Report (Date of earliest event reported)

Commission File Number 1-6560

THE FAIRCHILD CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

34-0728587

(I.R.S. Employer Identification No.)

45025 Aviation Drive, Suite 400, Dulles, VA 20166

(Address of principal executive offices)

(703) 478-5800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

FORWARD-LOOKING STATEMENTS:

Certain statements in this filing and the press release attached hereto contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operation and business. These statements relate to analyses and other information, which are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects, developments and business strategies. These forward-looking statements are identified by their use of terms and phrases such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "will" and similar terms and phrases, including references to assumptions. These forward-looking statements involve risks and uncertainties, including current trend information, projections for deliveries, backlog and other trend estimates, that may cause our actual future activities a nd results of operations to be materially different from those suggested or described in this financial discussion and analysis by management. These risks include: our ability to find, acquire and successfully operate one or more new businesses; product demand; our dependence on the aerospace industry; customer satisfaction and quality issues; labor disputes; competition; our ability to achieve and execute internal business plans; worldwide political instability and economic growth; military conflicts; reduced airline revenues as a result of the September 11, 2001 terrorist attacks on the United States, and their aftermath; reduced airline travel due to SARS; and the impact of any economic downturns and inflation.

If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. Given these uncertainties, users of the information included in this financial discussion and analysis by management, including investors and prospective investors are cautioned not to place undue reliance on such forward-looking statements. We do not intend to update the forward-looking statements included in this Annual Report, even if new information, future events or other circumstances have made them incorrect or misleading.

ITEM 5. OTHER EVENTS AND FD DISCLOSURE

The Company has been informed by Mr. Jeffrey Steiner, the Chairman and Chief Executive Officer of the Company, that the legal proceeding in France concerning him that has been disclosed by the Company in prior SEC filings over the past several years, has resulted in all charges against him being dismissed except for one. The one charge as to which judgment was rendered against Mr. Steiner related to the unjustified use in 1990 of corporate funds of Elf Acquitaine, which is a criminal offense in France. Mr. Steiner was given a suspended sentence of one year and ordered to pay a fine of 500,000 Euros by the French court. Either the prosecutor or Mr. Steiner may appeal the judgment. Mr. Steiner has not elected whether he will appeal the judgment but, if he does elect to appeal, the Company's understanding is that the judgment would be vacated and there would be a new trial on the charge.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2003

THE FAIRCHILD CORPORATION

By: /s/ Donald E. Miller
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Name: Donald E. Miller
Title: Executive Vice President,
General Counsel and Secretary